Exhibit 10.5

EXECUTION COPY
FIRST AMENDMENT TO
 SECOND AMENDED AND RESTATED SERIES 2009-VFC1 SUPPLEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED SERIES 2009-VFC1 SUPPLEMENT, dated as of May 1, 2015 (this "Amendment"), is made among Comenity Bank (formerly known as World Financial Network Bank), a Delaware state chartered bank (the "Bank"), as Servicer ("Servicer"), WFN Credit Company, LLC, a Delaware limited liability company ("WFN Credit"), as Transferor ("Transferor"), and Deutsche Bank Trust Company Americas (successor to Union Bank, N.A.), not in its individual capacity but solely as Trustee ("Trustee") under the Amended and Restated Pooling and Servicing Agreement, dated as of January 30, 1998, as amended and restated as of September 28, 2001 (as further amended as of April 7, 2004, March 23, 2005, October 26, 2007, March 30, 2010 and September 30, 2011, and as modified by a Trust Combination Agreement dated as of April 26, 2005, and as further amended, restated or otherwise modified from time to time, the "Agreement").  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Agreement, as supplemented by that certain Second Amended and Restated Series 2009-VFC1 Supplement, dated as of September 25, 2013, among the Servicer, the Transferor and the Trustee (as amended, restated or otherwise modified from time to time, the "Series Supplement").
Background
A.            The parties hereto have entered into the Agreement and the Series Supplement.
B.            The parties hereto wish to amend the Series Supplement as set forth in this Amendment.
Agreement
1.            Amendment of the Series Supplement.  (a)  Section 2 of the Series Supplement is hereby amended by deleting the phrase "Class B Invested Amount" where it appears in the definition of "Class C Invested Amount" and replacing it with the phrase "Class C Invested Amount".
(b)   Each of Section 4(b) and Section 4(c) of the Series Supplement is hereby amended by deleting the phrase "five Business Days" where it appears therein and replacing it with the phrase "two Business Days".
(c)   Section 8 of the Series Supplement is hereby amended by adding the phrase ", to the extent not paid by Transferor," immediately after (i) the phrase "the related Distribution Period" and (ii) the phrase "any prior Distribution Date" where each such phrase appears in the portion of such Section setting forth Section 4.11(a)(ii) of the Agreement.
(d)   Exhibit A-4 to the Series Supplement is hereby amended by deleting the phrase "this Class B Asset-Backed Certificate" where it appears therein and replacing it with the phrase "this Class C Asset-Backed Certificate".
Amendment to
Series 2009 VFC1 Series Supplement

2.            Binding Effect; Ratification.  (a)  This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.
(b)   On and after the execution and delivery hereof, this Amendment shall be a part of the Series Supplement and each reference in the Series Supplement to "this Series Supplement" or "hereof", "hereunder" or words of like import, and each reference in any other Transaction Document to the Series Supplement shall mean and be a reference to such Series Supplement as amended hereby.
(c)   Except as expressly amended hereby, the Series Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
3.            Miscellaneous.  (a)  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.
(b)   Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.
(c)   This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Counterparts of this Amendment may be delivered by facsimile or electronic transmission.
(d)   The Trustee shall not be responsible for the validity or sufficiency of this Amendment, nor for the recitals contained herein.
(e)   By acknowledging this Amendment (i) the Bank, as Class M Holder, hereby consents to an increase in the Class M Maximum Funded Amount to $136,551,724.14, (ii) the Bank, as Class B Holder, hereby consents to an increase in the Class B Maximum Funded Amount to $80,689,655.17, (iii) WFN Credit, as Class C Holder, hereby consents to an increase in the Class C Maximum Funded Amount to $124,137,931.03 and (iv) each of the Bank, as Class M Holder and Class B Holder, and WFN Credit, as Class C Holder, acknowledges the increase in the Class A Maximum Funded Amount to $900,000,000 as of the date hereof.
(f)   If, to the actual knowledge of any officer of the Trustee responsible for the administration of the transactions contemplated herein, the Trustee shall at any time cease to meet the requirements set forth in Rule 3a-7(a)(4)(i) under the Investment Company Act of 1940, as amended, the Trustee shall immediately notify the Transferor and the Servicer and shall resign immediately in the manner and with the effect specified in Section 11.7 of the Agreement.
[Signature Pages Follow]
Amendment to
Series 2009 VFC1 Series Supplement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
COMENITY BANK, as Servicer
By:   /s/ Randy J. Redcay
Name: Randy J. Redcay
Title:   Chief Financial Officer
WFN CREDIT COMPANY, LLC, as Transferor
By:     /s/ Michael Blackham
Name: Michael Blackham
Title:   Treasurer
DEUTSCHE BANK TRUST COMPANY AMERICAS, not in its individual capacity, but solely as Trustee

By:    /s/ Susan Barstock
Name: Susan Barstock
Title:   Vice President
By:    /s/ Mark DiGiacomo
Name: Mark DiGiacomo
Title:   Vice President
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Acknowledged and consented to in their respective capacities as Class M Holder, as Class B Holder and as Class C Holder.
COMENITY BANK, as Class M Holder and as Class B Holder
By:     /s/ Randy J. Redcay
Name: Randy J. Redcay
Title:   Chief Financial Officer
WFN CREDIT COMPANY, LLC, as Class C Holder
By:     /s/ Michael Blackham
Name: Michael Blackham
Title:   Treasurer

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